QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2002

PARK PLACE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14573 (Commission File Number)	88-0400631 (IRS Employer Identification Number)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On October 24, 2002, Park Place Entertainment Corporation (the "Company") issued a press release reporting the Company's financial results for the quarter ended September 30, 2002. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  7(c)
  Exhibits

  99
  Press Release of Park Place Entertainment Corporation, dated October 24, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION
	By:	/s/ HARRY C. HAGERTY, III
		Name:	Harry C. Hagerty, III
		Title:	Executive Vice President and Chief Financial Officer
Dated: October 30, 2002

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.